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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                           J.P. MORGAN SECURITIES INC.

                                  $ 210,000,000

                               IMCO RECYCLING INC.

                      10 3/8% Senior Secured Notes due 2010

                               Purchase Agreement

                                                                 October 2, 2003


J.P. Morgan Securities Inc.
  As Representative of the
  several Initial Purchasers listed
  in Schedule 1 hereto
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

         IMCO Recycling Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the "Initial Purchasers"), for whom you are acting as representative (the "Representative"), $210,000,000 principal amount of its 10 3/8% Senior Secured Notes due 2010 (the "Securities"). The Securities will be issued pursuant to an Indenture to be dated as of October 6, 2003 (the "Indenture") among the Company, the guarantors listed in Schedule 2 hereto (the "Guarantors") and JPMorgan Chase Bank, as trustee (the "Trustee"), and will be guaranteed on a senior basis by each of the Guarantors (the "Guarantees").

         The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated September 19, 2003 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Purchase Agreement (the "Agreement"). The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the

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Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum. References herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.

         Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the "Commission") providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

         The Securities and the Guarantees will be secured on a first priority basis, subject to permitted liens, on the real property, fixtures and equipment relating to the Company's and Guarantors' wholly-owned domestic operating plants, on the fixtures and equipment relating to substantially all of the Company's and Guarantors' leased domestic operating plants and in an intercompany note (the "Intercompany Note") issued by the Company's German subsidiary to the Company (the "Collateral") as described in the mortgages, deeds of trust or deeds to secure debt to be dated the Closing Date (collectively, the "Mortgages") with respect to each property listed on Schedule 4 hereto, the Security Agreement to be dated the Closing Date (the "Security Agreement") with respect to each property listed on Schedule 5 hereto, and the Pledge Agreement to be dated the Closing Date (the "Pledge Agreement" and, together with the Intercompany Note, the Mortgages and the Security Agreement, the "Collateral Documents") with respect to the Intercompany Note, each to be delivered to the Trustee, granting a first-priority security interest in the Collateral, subject to permitted liens, for the benefit of the Trustee and each holder of the Securities and the successors and assigns of the foregoing.

         The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

         1. Purchase and Resale of the Securities. (a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule 1 hereto at a price equal to 99.383% of the principal amount thereof. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

         (b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

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              (i) it is a qualified institutional buyer within the meaning of
         Rule 144A under the Securities Act (a "QIB") and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

              (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

              (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

                   (A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act ("Rule 144A") and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

                   (B) in accordance with the restrictions set forth in Annex A hereto.

         (c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f) and 5(g), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex A hereto), and each Initial Purchaser hereby consents to such reliance.

         (d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

         2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP at 10:00 A.M., New York City time, on October 6, 2003, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the "Closing Date".

         (b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the "Global Note"), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

         3. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

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         (a) Offering Memorandum. The Preliminary Offering Memorandum, as of its
date, did not, and the Offering Memorandum, as of its date and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

         (b) Incorporated Information. The information incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum when filed with the Commission conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder as then in effect, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) Financial Statements.

              (i) The financial statements and the related notes thereto of the Company and its subsidiaries included in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the accounting requirements of the Securities Act and the related published rules and regulations applicable to a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules are omitted); such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby and fairly present the financial condition, results of operations and cash flows of the entities purported to be covered thereby as of the dates indicated; the financial information contained in the Preliminary Offering Memorandum and the Offering Memorandum under the headings "Summary - Summary consolidated historical and operating financial data," "Capitalization," "Selected consolidated financial data" and "Management's discussion and analysis of financial condition and results of operations" has been derived from the accounting records of the Company and its subsidiaries and fairly presents the financial condition, results of operations and cash flows of the entities purported to be covered thereby as of the dates indicated; the other historical financial and statistical information and data included in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and fairly presents the information shown thereby; and the pro forma financial information and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum has been prepared in accordance with the Commission's rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Preliminary Offering Memorandum and the Offering Memorandum; and

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              (ii) The financial statements and the related notes thereto of
         VAW-IMCO Guss und Recycling GmbH ("VAW-IMCO") included in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the accounting requirements of the Securities Act and the related published rules and regulations applicable to a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules are omitted); such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby and fairly present the financial condition, results of operations and cash flows of the entities purported to be covered thereby as of the dates indicated.

         (d) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Preliminary Offering Memorandum and the Offering Memorandum, (i) there has not been any change in the capital stock (except for scheduled issuances of shares of common stock to directors and grants and exercises of options under the Company's equity plans) or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole, (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum.

         (e) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to transact business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Securities and the Guarantees (a "Material Adverse Effect"). Other than Solar Aluminum Technology Services and MABCO Steam Company LLC, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 3 to this Agreement.

         (f) Capitalization. The Company has an authorized capitalization as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the heading

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"Capitalization" and, except as expressly disclosed in the Offering Memorandum, all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

         (g) Due Authorization. The Company and each of its subsidiaries have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Collateral Documents, the Exchange Securities and the Registration Rights Agreement (collectively, the "Transaction Documents") to the extent a party hereto and thereto and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby has been duly and validly taken.

         (h) The Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (collectively, the "Enforceability Exceptions"); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

         (i) The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

         (j) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

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         (k) Purchase and Registration Rights Agreements. This Agreement has
been duly authorized, executed and delivered by the Company and each of the Guarantors; and the Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

         (l) The Collateral Documents. The Collateral Documents have been duly authorized by the Company and each of its subsidiaries to the extent a party thereto, and, when duly executed and delivered in accordance with their respective terms, will constitute valid and legally binding agreements or obligations of the Company and each of its subsidiaries to the extent a party thereto enforceable against the Company and each of its subsidiaries to the extent a party thereto in accordance with their respective terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

         (m) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.

         (n) Collateral Documents, Financing Statements and Collateral.

              (i) The Mortgages will be effective to grant a legal, valid and enforceable mortgage lien on all of the mortgagor's right, title and interest in the real property listed on Schedule 4 hereto (the "Mortgaged Properties"). All of the other real property owned by the Company or any of the Guarantors are properties held for sale and are comprised of the properties located at East Chicago, Indiana; Zilwaukee, Michigan; and Sikeston, Missouri. When the Mortgages are duly recorded in the proper recorders' offices or appropriate public records and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state law applicable to the recording of real estate mortgages generally, each such Mortgage shall constitute a validly perfected and enforceable first priority lien and security interest in the related Mortgaged Property, for the benefit of the Trustee and the holders of the Securities, subject only to the encumbrances and exceptions to title expressly permitted in the Mortgages (including those liens expressly permitted to be incurred or exist on the Collateral pursuant to the Indenture) or expressly set forth in the title insurance policies obtained with respect to each of the Mortgaged Properties (such encumbrances and exceptions, the "Permitted Exceptions"), and to the Enforceability Exceptions.

              (ii) The Security Agreement will be effective to grant a legal, valid and enforceable security interest on all of the grantor's right, title and interest in the fixtures and equipment located at the leased property listed on Schedule 5 hereto.

              (iii) Upon filing of financing statements or Mortgages, as applicable, with respect to the equipment and fixtures described in the Mortgages and the Security Agreement (the "Personal Property Collateral"), the security interests granted thereby

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         will constitute valid, perfected first priority liens and security interests on such Personal Property Collateral described therein for the benefit of the Trustee and the holders of the Securities, enforceable in accordance with the terms contained therein against all creditors of any grantor or mortgagor and subject only to liens expressly permitted to be incurred or exist on the Personal Property Collateral under the Indenture.

              (iv) The Company and its subsidiaries collectively own, have rights in or have the power and authority to transfer rights in the Collateral, free and clear of any liens other than the Permitted Exceptions.

              (v) Upon the taking of possession by the Trustee of the Intercompany Note, together with the related endorsement executed in blank by a duly authorized officer of the pledgor thereof, the security interest in the Intercompany Note granted pursuant to the Pledge Agreement will constitute a valid, perfected first priority lien and security interest on the Intercompany Note for the benefit of the Trustee and the holders of the Securities, enforceable in accordance with the terms of the Pledge Agreement against all creditors of the Company.

         (o) Amendments to the Existing Loan Agreements. Each of the Amendments (as defined in Section 5(n) hereof) has been, or as of the Closing Date will be, duly authorized by the Company and each of its subsidiaries to the extent a party thereto, and, when duly executed and delivered in accordance with their respective terms, will constitute valid and legally binding agreements of the Company and each of its subsidiaries to the extent a party thereto enforceable against the Company and each of its subsidiaries to the extent a party thereto in accordance with their respective terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

         (p) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or
(iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

         (q) No Conflicts. The execution, delivery and performance by the Company and each of its subsidiaries of each of the Transaction Documents to which each is a party (including the filing of any applicable financing statements pursuant to the Mortgages, the Security Agreement or the Pledge Agreement), the issuance and sale of the Securities (including the Guarantees), the grant and perfection of security interests in the Collateral pursuant to the Mortgages, the Security Agreement and the Pledge Agreement and compliance by the Company and each of its subsidiaries with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of

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the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

         (r) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of its subsidiaries of each of the Transaction Documents to which each is a party (including the filing of any applicable financing statements pursuant to the Mortgages, the Security Agreement and the Pledge Agreement), the issuance and sale of the Securities (including the Guarantees), the grant and perfection of security interests in the Collateral pursuant to the provisions of the Mortgages, the Security Agreement and the Pledge Agreement and compliance by the Company and each of its subsidiaries with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) to perfect the Trustee's security interests granted pursuant to the Mortgages, the Security Agreement, the Pledge Agreement or financing statements, (ii) to release existing liens,
(iii) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (iv) with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

         (s) Legal Proceedings. Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company and each of the Guarantors, contemplated by any governmental or regulatory authority or threatened by others.

         (t) Independent Accountants.

              (i) Ernst & Young LLP ("Ernst & Young"), who have certified certain financial statements of the Company and its subsidiaries are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

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              (ii) Ernst & Young AG Wirtschaftsprufungsgesellschaft ("Ernst &
         Young Germany"), who have certified certain financial statements of VAW-IMCO are independent public accountants with respect to VAW-IMCO within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

              (iii) Arthur Andersen Wirtschaftsprufungsgesellschaft Stuerberatungsgesellschaft mbH ("Arthur Andersen"), who have certified certain financial statements of VAW-IMCO were independent public accountants with respect to VAW-IMCO when serving as VAW-IMCO's independent auditor, within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

         (u) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use all items of real and personal property that are described or referred to in the Mortgages and all other real or personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except with respect to the Mortgaged Properties, other than Permitted Exceptions and except with respect to all other real and personal property those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (v) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others.

         (w) Investment Company Act. Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

         (x) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

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         (y) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Preliminary Offering Memorandum and the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

         (z) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company and each of the Guarantors, is contemplated or threatened, except for any such disturbance or dispute which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (aa) Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) except as expressly disclosed in the Offering Memorandum, have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

         (bb) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of
Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

         (cc) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; Ernst & Young and the audit committee of the Company's board of directors have been advised of (x) all significant deficiencies in the design or operation of internal accounting controls which could adversely affect the Company's ability to record, process, summarize and report financial data and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal accounting controls; the Company has identified for Ernst & Young any material weaknesses in internal accounting controls; and since the date of the most recent evaluation of the Company's disclosure controls and procedures, there have been no significant changes in internal accounting controls or in other factors that could significantly affect internal accounting controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

         (dd) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses and are ordinary and customary for comparable companies in the same or similar businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

         (ee) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (ff) Solvency. On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy.

         (gg) Sarbanes-Oxley Act. The Company has complied with the effective provisions of the Sarbanes-Oxley Act of 2002 applicable to it as of the date hereof, and, to the best of the Company's knowledge, the Company's directors and officers, in their capacities as such, have complied with the effective provisions of the Sarbanes-Oxley Act of 2002 applicable to them as of the date hereof (except for certain late filings of reports under Section 16(a) of the Exchange Act).

         (hh) No Restrictions on Subsidiaries. As of the Closing Date, no subsidiary of the Company will be prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, other than under the Indenture and the Intercompany Note, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company.

         (ii) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

         (jj) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

         (kk) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

         (ll) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S"), and all such persons have complied with the offering restrictions requirement of Regulation S.

         (mm) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

         (nn) No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

         (oo) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

         (pp) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) contained in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

         (qq) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

         4. Further Agreements of the Company and the Guarantors. The Company and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

         (a) Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

         (b) Amendments or Supplements. Before making or distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

         (c) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose,
(ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

         (d) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

         (e) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

         (f) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year.

         (g) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Offering Memorandum under the heading "Use of Proceeds". The Company shall deposit $27,376,000 into the Collateral Account at Closing pursuant to the terms of the Indenture.

         (h) Supplying Information. While the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

         (i) PORTAL and DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

         (j) No Resales by the Company. Until the issuance of the Exchange Securities, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

         (k) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

         (l) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

         (m) No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

         (n) Perfection of Security Interests. The Company and each Guarantor shall use their reasonable best efforts to complete on or prior to the Closing Date all filings and other similar actions required in connection with the perfection of security interests as and to the extent contemplated by the Mortgages.

         (o) Post-Closing Documentation. If the Company or such Guarantor has not obtained (1) mortgagee policies of title insurance in favor of the Trustee, issued by a nationally-recognized title insurance company, on all of the real property that will be secured by the Collateral Documents, (2) certified as-built surveys of the real property covered by the Collateral Documents by registered surveyors, bearing legal descriptions conforming exactly to those contained in the title insurance policies referred to above and related matters, or (3) results of lien searches in each of the jurisdictions where fixtures or equipment covered by the Collateral Documents are located or where filings covering such fixtures or equipment may be made, in each case prior to the Closing Date, the Company and each Guarantor shall use their reasonable best efforts to obtain such items and deliver such items to the Representative promptly after the Closing Date and do all acts which may be reasonably necessary to confirm that the Trustee holds duly created, enforceable and perfected first priority Liens in the Collateral, subject to Permitted Liens.

         5. Conditions of Initial Purchasers' Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

         (a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

         (b) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors by any "nationally recognized statistical rating organization," as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors (other than an announcement with positive implications of a possible upgrading).

         (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Offering Memorandum (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

         (d) Officer's Certificate. The Representative shall have received on and as of the Closing Date (1) a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company's or such Guarantor's financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Offering Memorandum and, to the best knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) to the effect set forth in paragraphs (b) and (c) above and (iv) confirming that there are no ongoing negotiations with respect to any anticipated significant acquisitions, other than as disclosed in the Preliminary Offering Memorandum or the Offering Memorandum and (2) on the date of this Agreement, a certificate of an executive officer of the Company certifying, to the best of such officer's knowledge, calculation of the borrowing base calculation under the New Credit Agreement (as defined below) as of September 30, 2003, in form and substance reasonably satisfactory to the Representative.

         (e) Comfort Letters. On the date of this Agreement and on the Closing Date, Ernst & Young shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Preliminary Offering Memorandum and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date.

         (f) Opinion of Counsel for the Company. Fulbright & Jaworski L.L.P., counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex B hereto.

         (g) Opinion of General Counsel of the Company. Tobin K. Clark, Senior Vice President and General Counsel of the Company, shall have furnished to the Representative his written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex C hereto.

         (h) Opinions of Local Counsel to the Company. Local counsel to the Company in the States of Texas, Idaho, Illinois, Indiana, Kentucky, Michigan, Ohio, Tennessee and Oklahoma shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, substantially to the effect set forth in the drafts thereof delivered to counsel to the Representative prior to the date hereof.

         (i) Opinion of German Counsel to the Company. Raupach &
Wollert-Elmendorf, German counsel to VAW-IMCO shall have furnished to the Representative, at the request of VAW-IMCO, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, substantially to the effect set forth in the draft thereof delivered to counsel to the Representative prior to the date hereof.

         (j) Opinion of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

         (k) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

         (l) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing or equivalent status of the Company, its the Guarantors and VAW-IMCO in their respective jurisdictions of organization and their good standing or equivalent status in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

         (m) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

         (n) Amendments to the Existing Loan Agreements. Concurrently with or prior to the issue and sale of the Securities by the Company, the Company shall have amended (i) the Loan Agreement, dated as of May 1, 1996, between the City of Morgantown, Kentucky and IMCO Recycling Inc. with respect to the issuance of $5,740,000 Solid Waste Disposal Facilities Revenue Bonds, Series 1996; the Loan Agreement, dated as of April 15, 1997, between the City of Morgantown, Kentucky and IMCO Recycling Inc. with respect to the issuance of $4,600,000 Solid Waste Disposal Facilities Revenue Bonds, Series 1997; and the Loan Agreement, dated as of June 15, 1998, between the City of Morgantown, Kentucky and IMCO Recycling Inc. with respect to the issuance of $4,100,000 Solid Waste Disposal Facilities Revenue Bonds, Series 1998 (collectively, the "Loan Agreement Amendments"), in each case, in the form previously delivered to the Representative; (ii) the Credit Agreement, dated as of June 3, 2003 (the "Commerzbank Term Loan Amendment"), between Commerzbank Aktiengesellschaft and VAW-IMCO; the Credit Agreement with respect to term loans, dated as of May 2003, between Landesbank Rheinland-Pfalz and VAW-IMCO; the Credit Agreement, dated as of May 28, 1999 between Commerzbank Aktiengesellschaft and VAW-IMCO; the Credit Agreement, dated as of June 30, 1998 between Commerzbank Aktiengesellschaft and VAW-IMCO; the Credit Agreement, dated as of September 30, 1997 between Commerzbank Aktiengesellschaft and VAW-IMCO; and the two Credit Agreements, dated as of July 31, 1997 and as amended through the date hereof, between Commerzbank Aktiengesellschaft and VAW-IMCO (collectively, the "German Loan Amendments, and, together with the Loan Agreement Amendments, the

"Amendments"), in each case, to permit the prepayment and termination of those loans at Closing, in the form previously delivered to the Representative. The Representative shall have received conformed counterparts thereof and all other documents and agreements entered into and received thereunder in connection with the Amendments.

         (o) The New Credit Facility. Concurrently with or prior to the issue and sale of the Securities by the Company, the Company shall have entered into that certain Revolving Credit and Security Agreement, to be dated as of the Closing Date (the "New Credit Agreement"), in form and substance satisfactory to the Representative. The Representative shall have received conformed counterparts thereof and all other documents and agreements entered into and received thereunder in connection with the closing of the New Credit Agreement.

         (p) PORTAL and DTC. The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

         (q) Lien Searches. The Representative shall have received the results of a recent lien search in each of the jurisdictions where assets of the Company and the Guarantors are located and any jurisdictions in which valid filings with respect to such assets of the Company and the Guarantor may be in effect, and such search shall reveal no liens on any of the assets of the Company and the Guarantors or their respective subsidiaries except for Permitted Exceptions.

         (r) Security Agreement. The Initial Purchasers shall have received conformed counterparts of the Security Agreement that shall have been executed and delivered by duly authorized officers of each party thereto.

         (s) Intercompany Note. The Representative shall have received satisfactory confirmation that the Intercompany Note pledged pursuant to the Pledge Agreement, together with the related endorsement executed in blank by a duly authorized officer of the pledgor thereof, is being held by the Trustee pursuant to the Pledge Agreement.

         (t) Filings, Registration and Recordings. Except as otherwise contemplated by the Mortgages, the Security Agreement and the Pledge Agreement, each document (including any Uniform Commercial Code financing statement) required by the Mortgages, the Security Agreement and the Pledge Agreement, or under law or reasonably requested by the Representative, in each case, to be filed, registered or recorded, or delivered for filing on or prior to the Closing Date, in order to create in favor of the Trustee, for the benefit of the holders of the Securities, a perfected first priority lien and security interest in the Personal Property Collateral which can be perfected by the making of such filings, registrations or recordations prior and superior to the right of any other person (other than liens expressly permitted to be incurred or to exist on the Personal Property Collateral under the Indenture) shall be in proper form for filing, registration or recordation.

         (u) Mortgages, etc.

              (i) The Representative shall have received releases of the Collateral pledged pursuant to the existing credit facility;

              (ii) The Representative shall have received landlord lien waivers with respect to the leased properties located at Wendover, Utah; Hillsboro, Illinois; and The City of Airway Heights, Washington;

              (iii) The Representative shall have received a first priority Mortgage (or deed of trust or deed to secure debt, as applicable) with respect to each of the Mortgaged Properties, executed and delivered by a duly authorized officer of the Company or Guarantor party thereto.

              (iv) Subject to Section 4(o), the Representative shall have received, and the title company issuing the policy referred to in clause (iii) below (the "Title Insurance Company") shall have received, maps or plats of an as-built survey of the sites of the Mortgaged Properties which were delivered to the Representative by an independent professional licensed land surveyor satisfactory to the Representative and the Title Insurance Company.

              (v) Subject to Section 4(o), the Representative shall have received in respect of each of the Mortgaged Properties a mortgagee's title insurance policy (or policies) or marked up signed title commitment pursuant to a "New York" style real estate closing with the Title Insurance Company. Each such policy or commitment shall (a) be in an amount equal to an amount mutually agreeable by the Company and the Representative; (b) be issued at ordinary rates; (c) insure that the Mortgage insured thereby creates a valid first priority lien and security interest in each such Mortgaged Property free and clear of all defects and encumbrances, except for those defects and encumbrances expressly permitted as a Permitted Exception; (d) name the Trustee for the benefit of the holders of the Securities as the insured thereunder;
         (e) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70 and 10/17/84) (or equivalent policies); (f) contain such endorsements and affirmative coverage as the Representative shall reasonably request and
         (g) be issued by title companies satisfactory to the Representative (including any such title companies acting as co-insurers or reinsurers, at the option of the Representative). The Representative shall have received evidence satisfactory to it that all premiums in respect of such policy or commitment, all charges for mortgage recording tax, and all related expenses, if any, have been paid.

              (vi) The Representative shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policies or policies referred to in clause (iii) above and a copy of all other material documents affecting the Mortgaged Properties.

              (v) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

         All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

         6. Indemnification and Contribution.

         (a) Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein; provided, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of or with respect to such Initial Purchaser results from the fact that both (i) a copy of the Offering Memorandum (excluding any documents incorporated by reference therein) was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with the provisions of Section 4 hereof.

         (b) Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph
(a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the statements concerning the Initial Purchasers contained in the third paragraph, the fourth and fifth sentences of the eighth paragraph and the tenth paragraph under the heading, "Plan of distribution" in the Preliminary Offering Memorandum and the Offering Memorandum.

         (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person, (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, the Guarantors and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

         (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this
Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

         (f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

         7. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market, (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

         8. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser's pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

         (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

         9. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection, (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof, (iii) the costs of reproducing and distributing each of the Transaction Documents and perfecting the security interest in the Collateral as contemplated by the Mortgages, (iv) the fees and expenses of the Company's and the Guarantors' counsel (including local and special counsel) with respect to perfecting the security interest in the Collateral as contemplated by the Collateral Documents and independent accountants, (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers), (vi) any fees charged by rating agencies for rating the Securities, (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties), (viii) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC and (x) all expenses incurred by the Company in connection with any "road show" presentation to potential investors.

         (b) If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement (except pursuant to Section 8), the Company and each of the Guarantors jointly and severally agrees to reimburse the non-defaulting Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the non-defaulting Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

         10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in
Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

         11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

         12. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term "Exchange Act" means the Securities Exchange Act of 1934, as amended; and (d) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

         13. Miscellaneous. (a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

         (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Lawrence Landry (fax:
(212) 270-1063). Notices to the Company and the Guarantors shall be given to them at IMCO Recycling Inc., 5215 North O'Connor Blvd., Suite 1500, Central Tower at Williams Square, Irving, Texas 75039, Attention: Paul Dufour (fax:
(972) 401-7345).

         (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

         (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

         (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

                                         Very truly yours,

                                         IMCO RECYCLING INC.

                                         By
                                           ------------------------------------
                                           Name: Paul V. Dufour
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                         IMCO INVESTMENT COMPANY
                                         IMCO ENERGY CORP.
                                         IMCO RECYCLING OF INDIANA INC.
                                         IMCO RECYCLING OF ILLINOIS INC.
                                         ALCHEM ALUMINUM, INC.
                                         IMSAMET, INC.
                                         ROCK CREEK ALUMINUM, INC.
                                         ALCHEM ALUMINUM SHELBYVILLE INC.
                                         INTERAMERICAN ZINC, INC.
                                         U.S. ZINC CORPORATION
                                         IMCO RECYCLING OF CALIFORNIA, INC.
                                         IMCO RECYCLING OF OHIO INC.
                                         IMCO RECYCLING SERVICES COMPANY
                                         IMCO OPERATIONS SERVICES COMPANY
                                         IMCO INTERNATIONAL, INC.
                                         PITTSBURG ALUMINUM, INC.
                                         IMCO RECYCLING OF IDAHO INC.
                                         IMCO RECYCLING OF UTAH INC.
                                         INDIANA ALUMINUM INC.
                                         GULF REDUCTION CORPORATION
                                         MIDWEST ZINC CORPORATION
                                         METALCHEM, INC.
                                         WESTERN ZINC CORPORATION
                                         U.S. ZINC EXPORT CORPORATION

                                         By
                                           ------------------------------------
                                           Name: Robert R. Holian
                                           Title: Vice President

                                         IMCO RECYCLING OF MICHIGAN L.L.C.

                                         By: IMCO Recycling Inc., its manager

                                         By
                                            ---------------------------------
                                            Name: Paul V. Dufour
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


                                         IMCO MANAGEMENT PARTNERSHIP L.P.

                                         By: IMCO Recycling Inc.,
                                             its general partner

                                         By
                                            --------------------------------
                                            Name: Paul V. Dufour
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                         By: IMCO Investment Company,
                                             its limited partner

                                         By
                                            --------------------------------
                                            Name: Robert R. Holian
                                            Title: Vice President


                                         IMCO INDIANA PARTNERSHIP L.P.

                                         By: IMCO Energy Corp.,
                                             its general partner

                                         By
                                            --------------------------------
                                            Name: Robert R. Holian
                                            Title: Vice President

                                         By: IMCO Recycling of Indiana, Inc.,
                                             its limited partner

                                         By
                                            --------------------------------
                                            Name: Robert R. Holian
                                            Title: Vice President

Accepted: October 2, 2003

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

By
  -------------------------------
     Authorized Officer

                                                                      SCHEDULE 1

        Initial Purchaser                                     Principal Amount
        -----------------                                     -----------------
        J.P. Morgan Securities Inc.                             $ 147,000,000
        PNC Capital Markets, Inc.                               $  47,250,000
        Citigroup Global Markets Inc.                           $  15,750,000
                                                              -----------------
                                            Total               $ 210,000,000

                                                                      SCHEDULE 2

                                   Guarantors

Alchem Aluminum, Inc.

Alchem Aluminum Shelbyville Inc.

Gulf Reduction Corporation

IMCO Energy Corp.

IMCO Indiana Partnership L.P.

IMCO International, Inc.

IMCO Investment Company

IMCO Management Partnership L.P.

IMCO Operations Services Company

IMCO Recycling of California, Inc.

IMCO Recycling of Idaho Inc.

IMCO Recycling of Illinois Inc.

IMCO Recycling of Indiana Inc.

IMCO Recycling of Michigan L.L.C.

IMCO Recycling of Ohio Inc.

IMCO Recycling of Utah Inc.

IMCO Recycling Services Company

IMSAMET, Inc.

Indiana Aluminum Inc.

Interamerican Zinc, Inc.

MetalChem, Inc.

                                   Guarantors

Midwest Zinc Corporation

Pittsburg Aluminum, Inc.

Rock Creek Aluminum, Inc.

U.S. Zinc Corporation

Western Zinc Corporation

U.S. Zinc Export Corporation

                                                                      SCHEDULE 3

                           Subsidiaries of the Company

Alchem Aluminum, Inc.

Alchem Aluminum Shelbyville Inc.

Gulf Reduction Corporation

IMCO Energy Corp.

IMCO Funding Corporation

IMCO Indiana Partnership L.P.

IMCO International, Inc.

IMCO Investment Company

IMCO Management Partnership L.P.

IMCO Operations Services Company

IMCO Recycling of California, Inc.

IMCO Recycling of Idaho Inc.

IMCO Recycling of Illinois Inc.

IMCO Recycling of Indiana Inc.

IMCO Recycling of Michigan L.L.C.

IMCO Recycling of Ohio Inc.

IMCO Recycling of Utah Inc.

IMCO Recycling Services Company

IMSAMET, Inc.

Indiana Aluminum Inc.

Interamerican Zinc, Inc.

MetalChem, Inc.

                           Subsidiaries of the Company

Midwest Zinc Corporation

Pittsburg Aluminum, Inc.

Rock Creek Aluminum, Inc.

U.S. Zinc Corporation

Western Zinc Corporation

U.S. Zinc Export Corporation

Imsamet of Arizona

Solar Aluminum Technology Services

Dutch Aluminum C.V.

IMCO Recycling Holding B.V.

MetalChem Handel GmbH IMCO Recycling (UK) Ltd.

VAW-IMCO Guss und Recycling GmbH

IMCO Reciclaje de Mexico, S. de R.L. de C.V.

IMCO Reciclaje de Neuvo Leon, S. de R.L. de C.V.

IMCO Reciclaje Servicios Administrativos, S. de R.L. de C.V.

IMCO Reciclaje Servicios de Manufactura, S. de R.L. de C.V.

IMCO Brazil Holding Ltda.

IMCO Reciclagem de Materiais Industria e Comercio Ltda.

                                                                      SCHEDULE 4

                              Mortgaged Properties

IMCO Recycling of Idaho
West 4000 Prairie Avenue
Post Falls, Idaho

IMCO Recycling of Illinois
400 E. Lincoln Highway
Chicago Heights, Illinois

IMCO Indiana Partnership LP
1005 4th Street
Bedford, Indiana

IMCO Recycling Inc.
609 Gardner Camp Road
Highway 1468
Morgantown, Kentucky

IMCO Recycling of Michigan LLC
267 N. Fillmore
Coldwater, Michigan

InterAmerican Zinc, Inc. (plant/equipment)
IMCO Recycling of Michigan LLC (land)
245 N. Fillmore
Coldwater, Michigan

Alchem Aluminum, Inc.
368 W. Garfield
Coldwater, Michigan

Alchem Aluminum, Inc.
425 Jay Street
Coldwater, Michigan

Alchem Aluminum, Inc.
430 W. Garfield
Coldwater, Michigan

Alchem Aluminum, Inc.
Butters Avenue
Coldwater, Michigan

                              Mortgaged Properties

Alchem Aluminum, Inc.
514 Butters Avenue
Coldwater, Michigan

Alchem Aluminum, Inc.
2600 Nodular Drive
Buena Vista Township, Michigan

Rock Creek Aluminum, Inc.
320 Huron Street
Elyria, Ohio

Rock Creek Aluminum, Inc.
2639 E. Water Street
Rock Creek, Ohio

IMCO Recycling of Ohio Inc.
7335 Newport Road, SE
Uhrichsville, Ohio

IMCO Recycling Inc.
1508 North 8th Street
Highway 97 North
Sapulpa, Oklahoma

Midwest Zinc Corporation
480 International Blvd.
Clarksville, Tennessee

IMCO Recycling Inc.
388 Williamson Drive
Blair Bend Industrial Park
Loudon, Tennessee

Midwest Zinc Corporation
3308 Fite Road
Millington, Tennessee

IMCO Recycling Inc.
397 Black Hollow Road
Rockwood, Tennessee

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

                              Mortgaged Properties

Alchem Aluminum Shelbyville Inc.
1605 Railroad Avenue
Shelbyville, Tennessee

Gulf Reduction Corporation
6020 Esperson
Houston, Texas

Gulf Reduction Corporation (land)
U.S. Zinc Corporation (plant/equipment)
6020 Navigation
Houston, Texas

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

                                                                      SCHEDULE 5

                                Leased Properties

Gulf Reduction Corporation
Buildings 106 and 109
Airways Industrial Park
The City of Airway Heights, Spokane County, Washington

Midwest Zinc Corporation
1101 Broadway
Taylor Springs, Montgomery County, Illinois

IMCO Recycling of Utah Inc.
333 South 29th Street
Wendover, Tooele County, Utah

                                                                         ANNEX A

           Restrictions on Offers and Sales Outside the United States

         In connection with offers and sales of Securities outside the United
States:

         (a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

         (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

              (i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act ("Regulation S") or Rule 144A or any other available exemption from registration under the Securities Act;

              (ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S;

              (iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

              "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."; and

              (iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

              (c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

              (i) it has not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended);

              (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and

              (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

         (d) Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of the Preliminary Offering Memorandum, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

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